Securities Act Registration No. 333-178833

Investment Company Act Registration No. 811-22655

As filed with the Securities and Exchange Commission on January 28, 2020

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 452

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 455

(Check appropriate box or boxes.)

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Richard Malinowski Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2600

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On February 3, 2020 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Persimmon Long/Short Fund

Class I Shares LSEIX

PROSPECTUS

February 3, 2020

Adviser:

Persimmon Capital Management, LP

1777 Sentry Parkway West

VEVA 14, Suite 102

Blue Bell, PA 19422

www.persimmonfunds.com 1-855-233-8300

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.persimmonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

FUND SUMMARY

Investment Objective: The Persimmon Long/Short Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None
Redemption Fee (as a % of amount redeemed if held less than 60 days)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%
Distribution and/or Service (12b-1) Fees	None
Expense Recapture (1)	0.11%
Other Expenses (2)	0.63%
Interest / Dividend Expense	0.32%
Acquired Fund Fees and Expenses (3)	0.07%
Total Annual Fund Operating Expenses	2.88%
(1)	The Fund’s adviser, Persimmon Capital Management LP, (the “Adviser”) has contractually agreed to waive management fees and to make payments to limit Fund expenses, at least until February 2, 2021, so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 2.49% of average daily net assets attributable to Class I shares. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.
(2)	Expense information has been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
I	$291	$900	$1,534	$3,240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2019, the Fund's portfolio turnover rate was 326% of the average value of its portfolio.

1

Principal Investment Strategies: In pursuing its investment objective, the Adviser utilizes three strategies:

(i) selecting individual equity securities,

(ii) hedging that seeks to mitigate the downside risk of equities during unfavorable markets, and

(iii) seeking to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains.

Equity Instruments

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets in U.S. exchange listed common stock, preferred stock and depositary receipts (“Equity Instruments”). The Fund may invest in or have exposure to domestic and foreign companies of any market capitalization or sector. The Adviser primarily selects long equity positions from companies in the S&P 500 index.

Hedging

When the Adviser believes unfavorable market conditions warrant, the Adviser uses its dynamic hedging strategy model to seek to reduce the downside risks associated with the Fund’s exposure to Equity Instruments during adverse market conditions. Exposure to the hedging strategy is gained through selling short exchange-traded equity index futures contracts.

The Fund expects to have net long exposure to equity markets. The Adviser uses the hedge strategy as an overlay to manage the Fund’s net exposure. The Adviser expects that the Fund’s exposure to equities will range from 40% to 100% net long.

Tax Management

The Adviser seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Adviser seeks to sell any security that has breached a predetermined loss level. Thus, it seeks to accumulate capital losses to partially offset any realized capital gains. This strategy, commonly known as tax-loss harvesting, is combined with the equity portfolio with the objective of creating favorable after-tax returns. However, the Fund’s portfolio may not contain any securities in a loss position. The Adviser may use an exchange-traded fund (“ETF”) as a temporary substitute for an individual Equity Instrument or group of Equity Instruments.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

  Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund or underlying funds that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Foreign Investment Risk: Foreign investing (including through American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes different or greater risks than those associated with foreign developed countries.
  Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
  Issuer-Specific Risk: The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political,
2

regulatory, market, or economic developments.

  Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
  Model Risk: Like all analysis, the Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Adviser’s algorithmic model. No assurance can be given that the fund will be successful under all or any market conditions.
  Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Short Position Risk: The Fund will incur a, potentially unlimited, loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position.
  Small and Medium Capitalization Risk: The value of small or medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Tax Aware Investing Risk: The Adviser’s tax aware strategies may reduce shareholder taxable distributions, but will not likely eliminate taxes. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.
  Underlying Funds Risk: Investment companies, including ETFs and mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in investment companies and also may be higher than other mutual funds that invest directly in securities. Investment companies are subject to specific risks, depending on the nature of the fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.persimmonfunds.com or by calling 1-855-233-8300.

3

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2017	4.54%
Worst Quarter:	12/31/2018	-9.13%

Performance Table

Average Annual Total Returns

(For years ended December 31, 2019)

	One Year	Five Year	Since Inception (12-31-12)
Class I shares
Return before taxes	5.27%	1.84%	3.02%
Return after taxes on distributions	4.96%	1.11%	2.37%
Return after taxes on distributions and sale of Fund shares	3.34%	1.40%	2.32%
S&P 500 Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.73%

(1)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund:

Adviser	Portfolio Manager	Title and Length of Service
Persimmon Capital Management, LP	Greg Horn	Portfolio Manager of the Fund since inception
	Timothy Melly	Portfolio Manager of the Fund since June 2015

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. The minimum initial investment in the Fund is $100,000. The minimum subsequent investment is $100.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies: In pursuing its investment objective, the Adviser utilizes three strategies:

(i) selecting individual equity securities,

(ii) hedging that seeks to mitigate the downside risk of equities during unfavorable markets, and

(iii) seeking to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains.

Equity Instruments

The Fund seeks to provide risk-adjusted returns with lower volatility compared to global equity markets. Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets in U.S. exchange listed common stock, preferred stock and depositary receipts (“Equity Instruments”). The Fund may invest in or have exposure to domestic and foreign companies of any market capitalization or sector. The Adviser primarily selects long equity positions from companies in the S&P 500 index.

Hedging

When the Adviser believes unfavorable market conditions warrant, the Adviser uses its dynamic hedging strategy model to seek to reduce the downside risks associated with the Fund’s exposure to Equity Instruments during adverse market conditions. Exposure to the hedging strategy is gained through selling short exchange traded equity index futures contracts.

The Fund expects to be more invested in long positions than in short positions, i.e. have net long exposure in equity markets. The Adviser uses the hedge strategy as an overlay to manage the Fund’s net exposure. The Adviser expects that the Fund’s exposure to equities will range from 40% to 100% net long.

Tax Management

To avoid Fund level taxation, the Fund is required to distribute to shareholders net income and net realized capital gains. Thus, when the Fund sells securities at a gain that is not offset, that gain must be passed along to shareholders of the Fund. The Adviser seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Adviser seeks to sell any security that has breached a predetermined loss level. Thus, it seeks to accumulate capital losses to partially offset any realized capital gains. This strategy, commonly known as tax-loss harvesting, is combined with the equity portfolio with the objective of creating favorable after-tax returns. However, the Fund’s portfolio may not contain any securities in a loss position. This strategy may include minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first. If the Adviser sells long positions at a loss for tax purposes the long position may need to be replaced with a highly correlated exchange traded fund (“ETF”). Tax wash sales rules disallow recognition of a loss if a security is sold and the repurchased shortly thereafter. Once the wash sale period expires, the Adviser may sell the ETF and replace it with the previously sold security.

Manager-of-Managers Order

The Fund and the Adviser have been granted by the Securities and Exchange Commission (“SEC”), an order that allows the Adviser to hire a sub-adviser or sub-advisers without shareholder approval.

5

Principal Investment Risks:

The following risks may apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Funds.

  Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund or underlying funds that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Foreign Investment Risk: Foreign investing (including through American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Management Risk: The NAV of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.
  Market Risk: The NAV of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.
  Model Risk: Like all analysis, the Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Adviser’s algorithmic model. No assurance can be given that the fund will be successful under all or any market conditions.
  Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.
  Small and Medium Capitalization Risk: Small or medium capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Tax Aware Investing Risk: The Adviser’s tax aware strategies may reduce shareholder taxable distributions, but will not likely eliminate taxes. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.
6

  Underlying Funds Risk: The Fund invests in investment companies, including ETFs and mutual funds (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in investment companies and may be higher than other investment companies that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Underlying Fund in which the Fund invests, does not go down as the Underlying Fund manager expects. Additional risks of investing in investment companies are described below:
    Expense Risk: The Fund invests in Underlying Funds. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in an investment company and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.
    Leveraging Risk: The use of leverage by the Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Underlying Fund’s gains or losses. During periods in which an Underlying Fund is utilizing financial leverage, the fees that are payable to its Adviser as a percentage of the Underlying Fund’s assets may be higher than if the Underlying Fund did not use leverage, because the fees are calculated as a percentage of the Underlying Fund’s assets, including those purchased with leverage.
    Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.
    Mutual Fund Risk: The strategy of investing in Underlying Funds that are mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase mutual funds that charge a sales load upon redemption, but the Fund may purchase mutual funds that have an early redemption fee. In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund. Mutual funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund’s outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund’s outstanding shares therefore, may be considered not readily marketable securities, which together with other such securities, may not exceed 15% of the Fund’s total assets. When the Fund focuses its investments in certain mutual funds, the Fund’s portfolio will have a risk profile for such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.
    NAV and Market Price Risk: The market value of the closed-end shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to NAV.
    Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity

7

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Persimmon Capital Management, LP, 1777 Sentry Parkway West, VEVA 14, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of September 30, 2019, the Adviser had approximately $245 million in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal of 1.75% of the Fund’s average daily net assets. From the Fund’s commencement date until May 7, 2014, the Adviser received an annual fee equal to 2.50%. From May 7, 2014 through January 31, 2019, the Adviser received an annual fee equal to 1.99%. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until February 2, 2021 so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 2.49% of average daily net assets attributable to Class I shares. From the Fund’s inception through May 25, 2016, the expense limitation was at 3.99% for Class I shares. From May 25, 2016 through January 31, 2019, the expense limitation was at 2.75% for Class I shares. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

During the year ended September 30, 2019, the Fund paid 1.88% of its average daily net assets to the Adviser after fee waivers. A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Fund’s semi-annual report to shareholders dated March 31, 2019.

Portfolio Managers: The Fund is managed on a day to day basis by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the portfolio manager’s ownership in the Fund.

Investment Adviser	Portfolio Manager	Experience over the last 5 years
Persimmon Capital Management, LP	Greg Horn	Portfolio Manager of the Fund since inception; President and CEO of the Adviser since 1998.
	Timothy Melly	Portfolio Manager of the fund since June 2015; Vice President of Research of the Adviser since 2014. Director of Investment Research at M Financial Planning Group from 2005 to 2014.

8

HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using an alternative market price. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

9

HOW TO PURCHASE SHARES

Shares of the fund are offered at the public offering price, which is NAV per share. The Fund has a minimum initial investment requirement of $100,000 and a minimum subsequent investment requirement of $100. You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-233-8300 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-233-8300 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Persimmon Long/Short Fund.” The Fund will not accept payment in cash, credit cards or third party checks. Also, to prevent check fraud, the Fund will not accept U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

10

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and

•         check payable to the “Persimmon Long/Short Fund.”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at
1-855-233-8300 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

11

HOW TO REDEEM SHARES

Redeeming Shares: The Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail PERSIMMON LONG/SHORT FUND c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call
1-855-233-8300. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at 1-855-233-8300 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

12

Good Order: Your redemption request will be processed if it is in “good order.”
To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: The Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares less than 60 days after purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust’s or the Adviser's Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Fund;
  you request that a redemption be mailed to an address other than that on record with the Fund;
  the proceeds of a requested redemption exceed $50,000;
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
  your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $250 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all

13

Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy; and
  Assessing a 1% redemption fee for shares sold less than 60 days after purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund encourages financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

14

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries: The Fund’s distributor, its affiliates, and the Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-233-8300 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s September 30, 2019 annual report, which is available at no charge upon request.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of year	$11.18	$11.23	$10.41	$10.90	$11.02
Income (loss) from investment operations:
Net investment loss (1)	(0.13)	(0.31)	(0.28)	(0.37)	(0.33)
Net realized and unrealized gain on investments (2)	(0.63)	0.93	1.10	0.40	0.56
Total from investment operations	(0.76)	0.62	0.82	0.03	0.23
Less distributions from:
Net realized gains	(0.34)	(0.67)	—	(0.52)	(0.35)
Total distributions	(0.34)	(0.67)	—	(0.52)	(0.35)
Redemption fees collected	—	—	—	—	—
Net asset value, end of year	$10.08	$11.18	$11.23	$10.41	$10.90
Total return (3)	(6.72)%	5.80%	7.88%	0.17%	2.17%
Net assets, at end of year (000s)	$28,549	$31,633	$23,079	$27,518	$28,549
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before fee waiver/recapture (4)(6)(7)	2.85%	3.88%	4.17%	4.33%	3.93%
Ratio of net expenses to average net assets after fee waiver/recapture (6)(7)	2.90%	3.69%	3.86%	4.33%	3.93%
Ratio of net investment loss to average net assets before fee waiver/recapture (5)(7)	(1.20)%	(2.96)%	(2.97)%	(3.56)%	(2.97)%
Ratio of net investment loss to average net assets after fee waiver/recapture (5)(7)	(1.24)%	(2.78)%	(2.66)%	(3.44)%	(2.97)%
Portfolio Turnover Rate	326%	263%	86%	207%	214%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net assets value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions, if any. Total returns would have been lower absent the fee waiver.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the Adviser.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to Average net assets	2.53%	2.93%	3.09%	2.89%	2.99%
Net expenses to average net assets	2.58%	2.75%	2.78%	2.89%	2.99%

(7)	Ratio does not include the expenses of other investment companies in which the Fund invests.
17

Rev. February 2014

PRIVACY NOTICE
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (402) 493-4603

18

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
19

PERSIMMON LONG/SHORT FUND

Adviser	Persimmon Capital Management, LP 1777 Sentry Parkway West VEVA 14, Suite 102 Blue Bell, PA 19422	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, Colorado 80202	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 350 California Street, Suite 1700 San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

Additional information about the Fund is included in the Fund’s SAI dated February 3, 2020. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call
1-855-233-8300 or visit www.persimmonfunds.com. You may also write to:

PERSIMMON LONG/SHORT FUND

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

Persimmon Long/Short Fund

a series of Northern Lights Fund Trust III

Class	I	Shares	LSEIX

STATEMENT OF ADDITIONAL INFORMATION

February 3, 2020

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Persimmon Long/Short Fund (the "Fund") dated February 3, 2020, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 1-855-233-8300. You may also obtain a prospectus by visiting the Fund's website at www.persimmonfunds.com.

TABLE OF CONTENTS

THE FUND	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	10
INVESTMENT RESTRICTIONS	10
INVESTMENT ADVISER	12
PORTFOLIO MANAGERS	13
ALLOCATION OF BROKERAGE	15
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	16
OTHER SERVICE PROVIDERS	17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
LEGAL COUNSEL	19
DISTRIBUTOR	20
DESCRIPTION OF SHARES	20
CODE OF ETHICS	21
PROXY VOTING POLICIES	21
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	22
TAX STATUS	27
ANTI-MONEY LAUNDERING PROGRAM	31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
MANAGEMENT	33
FINANCIAL STATEMENTS	39
APPENDIX A	A-1

THE FUND

The Persimmon Long/Short Fund is a diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board," “Trustees,” or "Board of Trustees").

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Persimmon Capital Management, LP (the "Adviser") is the Fund's investment adviser. The Fund's investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund is authorized to offer three classes of shares: Class A shares, Class C shares and Class I shares. Class A and Class C shares are not currently available for sale. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

1

INVESTMENTS AND RISKS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under the "Investment Objective,” “Principal Investment Strategies,” and “Principal Investment Risks" sections of the Prospectus. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights, options, partnership interests and other investment companies including exchange traded funds (“ETFs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Depositary Receipts

The Fund may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Income Trusts

2

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships ("PTPs"). PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully

3

convert to a PTP, although since 1986 the tax consequences have made this an unappealing option; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTPs which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

4

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

5

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund's investments in ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of the Fund's assets in any single such investment company, and 3) investing more than 10% of the Fund's assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

6

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with the Custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent

7

over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian sets aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund segregates liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund purchases securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

Short Sales “Against The Box.” The Fund may engage in short sales “against the box.” In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if, at the time of

8

the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales “against the box” at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales “against the box,” but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its Custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

9

PORTFOLIO TURNOVER

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 263%. For the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 326%.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

10

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities;

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

11

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Persimmon Capital Management, LP, located at 1777 Sentry Parkway West, VEVA 14, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's investment portfolio both directly, including selecting investments and assuring that investments are made in accordance with the Fund's investment objective, policies and restrictions. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of September 30, 2019, the Adviser had approximately $245 million in assets under management. The Adviser is controlled by Greg Horn by virtue of his ownership of a majority of the shares of the Adviser.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”) the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.75% of the Fund's average daily net assets. From the Fund’s commencement date until May 7, 2014, the Adviser received an annual fee equal to 2.50%. From May 7, 2014 through January 31, 2019, the Adviser received an annual fee equal to 1.99%. The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. The Advisory Agreement for the Fund was renewed by the Board of Trustees at a meeting held on November 19-20, 2019.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until February 2, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 2.49% of average daily net assets attributable to Class I shares (the “expense limitation”). From the Fund’s inception through May 25, 2016, the expense limitation was at 3.99% for Class I shares. From May 25, 2016 through January 31, 2019, the expense limitation was at 2.75% for Class I shares. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits then in place or in place at time of waiver. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

12

The table below provides information about the advisory fees earned by the Adviser by the Fund for the past three years:

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed
September 30, 2019	1.88%	$545,845*	$0	$545,845	$0
September 30, 2018	1.99%	$593,254	$55,016	$538,238	$0
September 30, 2017	1.99%	$461,241	$73,080	$388,161	$0
September 30, 2016	1.99%	$600,938*	$0	$600,938	$0

* During the year ended September 30, 2019, the Adviser recaptured $13,777 prior waived fees. As a result, the fees earned by the Adviser herein will not agree to the financial statements by the recapture amount.

PORTFOLIO MANAGERS

Representatives of the Adviser serve as portfolio managers of the Fund. The Fund’s portfolio managers are:

Investment Adviser	Portfolio Managers
Persimmon Capital Management, LP	Greg Horn
Timothy Melly

As of September 30, 2019, they were responsible for the portfolio management of the following types of accounts in addition to the Fund:

Adviser Portfolio Managers:

Persimmon Capital Management, LP
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Greg Horn	0	$0	4	$32,400,000	24	$170,000,000
Timothy Melly	0	$0	4	$32,400,000	24	$170,000,000
Of the accounts above, the following are subject to performance-based fees.
13

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Greg Horn	0	$0	1	$13,460,000	0	$0
Timothy Melly	0	$0	1	$13,460,000	0	$0

Conflicts of Interest

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

Adviser

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has each adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

Persimmon Capital Management, LP

Messrs. Horn and Melly are each compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser.

Ownership of Securities.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of September 30, 2019:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Greg Horn	$100,001-$1,000,000
Timothy Melly	None
14

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of the Adviser. Generally, the Adviser are authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will generally take the following into consideration:

  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal year ended September 30, 2017, the Fund paid brokerage commissions of $140,624. For the fiscal year ended September 30, 2018, the Fund paid brokerage commissions of $24,196. For the fiscal year ended September 30, 2019, the Fund paid brokerage commissions of $18,613.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Form N-CSR two months after the end of each semi-annual period and Form N-PORT 30 days after the end of each calendar quarter.

15

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Fund and that the recipient is subject to a duty to keep the information confidential.

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, N.A. MUFG Union Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

RSM US LLP. RSM US LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, counsel to the Independent Trustees and their respective personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Fund, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

16

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor (as defined below). GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012, and remained in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily NAV; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent

17

public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses.

For the fiscal years ended September 30, 2017, 2018 and 2019, the Fund paid the following fees to GFS:

Services	2017	2018	2019
Administration	$37,880	$51,868	$38,939
Fund Accounting	$33,674	$30,998	$26,806
Transfer Agency	$25,061	$28,535	$30,354

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS, the Distributor, and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Custodian

MUFG Union Bank, N.A. (the “Custodian”), located at 350 California Street, Suite 1700, San Francisco, California 941041, serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

18

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the services rendered to the Fund by the NLCS, the Fund pays NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Fund also pays NLCS for any out-of-pocket expenses. For the fiscal years ended September 30, 2017, September 30, 2018, and September 30, 2019 the Fund paid $45,168, $44,404, and $24,965, respectively, for compliance services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on behalf of the Fund, has selected RSM US LLP, located at 555 17th Street, Suite 1200, Denver CO 80202 as the Fund’s independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) other audit, tax and related services to the Fund.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

19

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Persimmon Long/Short Fund Class I	$0	$0	$0	-

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the "Code"), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

20

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-233-8300, or by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-233-8300 and will be sent within three business days of receipt of a request.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How to Purchase Shares," the NAV ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Trust’s Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the

21

last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Trust’s Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt securities with a remaining maturity of 60 days or less are may be amortized to maturity, provided such valuations represent par value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Trust’s Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Trust’s Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Trust’s Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

22

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Trust’s Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Trust’s Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board. The Board has delegated execution of these procedures to a fair value committee composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the

23

discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Trust Board’s Determination. The Trust’s Board meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable

24

securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "How to Redeem Shares" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1.00% of the amount redeemed is assessed on shares that have been redeemed within 60 days of purchase.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

25

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust's or the Adviser's Chief Compliance Officer.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

PERSIMMON LONG/SHORT FUND

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the IRS Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the

26

original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRS Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the IRS Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRS Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRS Code.

27

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the IRS Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRS Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Investment Company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

28

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last

29

day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

30

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

31

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of the Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

As of January 3, 2020, the following shareholder(s) of record owned 5% or more of the outstanding shares of the Fund.

Name & Address	Shares	Percentage of Class
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	1, 602,978.5660	56.90%
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	150,797.9960	5.35%
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	373,815.3670	13.27%
32

PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	254,718.8470	9.04%
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	170,154.5530	6.04%

Management Ownership Information.  As of January 3, 2020, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of five individuals, all of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman/Lead Independent Trustee, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

33

Trustee Qualifications.

Generally, the Fund believes that each Trustee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, from 2006 to December 31,2019, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes himself full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014, Mr. Jensen and his firm conducted the 11th Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. In 2001, Mr. Jensen co-founded Intelisum, Inc., a company pursuing computer and measurement technology and products, and was Chairman of the Board from 2001 to 2008. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., including Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and was a Director of the University of Utah Research Foundation from 2000 to 2018. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Directors. Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971. His three-act play about board governance entitled “Pure Play” was published in the February 2018 issue of the Utah Bar Journal.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both

34

securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida. Since August 2017, Dr. Taylor is serving a three-year term as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor has published extensively in leading academic accounting journals, teaches corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474.

35

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

* As of December 31, 2019, the Trust was comprised of 38 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

36

** Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

Compensation of Directors. Effective April 1, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust receives a quarterly fee of $21,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well

37

as reimbursement for any reasonable expenses incurred. From January 1, 2017 through March 31, 2019, each Trustee who was not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Since January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee receives a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below detail the amount of compensation the Trustees received from the PersimmonLong/Short Fund during the fiscal year ended September 30, 2019. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Persimmon Long/Short Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Trustees
James U. Jensen	$2,549.26	None	None	$2,549.26
Patricia Luscombe	$2,549.26	None	None	$2,549.26
John V. Palancia	$3,339.02	None	None	$3,339.02
Mark H. Taylor	$3,115.77	None	None	$3,115.77
Jeffery D. Young	$2,549.26	None	None	$2,549.26

* There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended September 30, 2019, the aggregate independent Trustees’ fees paid by the entire Trust were $450,000.

Trustees' Ownership of Shares in the Fund. As of December 31, 2019, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James U. Jensen	None	$10,001-$50,000
Patricia Luscombe	None	$10,001-$50,000
John V. Palancia	None	$10,001-$50,000
Mark H. Taylor	None	$10,001-$50,000
Jeffery D. Young	None	None

38

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended September 30, 2019. You can obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling the Fund at 1-855-233-8300.

39

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Persimmon Capital Management, LP

Policy

Persimmon retains the authority to vote proxies with regard to the Persimmon Long Short Fund (hereafter the “Fund”). Persimmon, as a matter of policy and as a fiduciary, votes all proxies for portfolio securities consistent with the best economic interests of the Fund. In upholding our fiduciary obligation to our clients, the Firm strives to keep proxy votes free from any inappropriate influences and exercises voting responsibilities in a manner that we believe serves our clients as shareholders of a company and in a manner most likely to increase the value of the securities within the portfolio.

The Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about these proxy policies and practices as necessary. Persimmon’s policy and practices include the responsibility to monitor corporate actions, receive and vote client proxies, disclose any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain relevant and required records.

Background

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are bound by the requirements set forth under Rule 206(4)-6 of the Advisers Act. The fiduciary standard of care requires advisers retaining proxy voting authority to monitor corporate events (governance, financial and operational) and responsibly vote client proxies. To satisfy its duty of loyalty, Persimmon must cast the proxy votes in a manner consistent with the best interest of its clients and must not subrogate client interests to its own.

Policies must be reasonably designed to:

  Ensure that proxies are voted in the best interests of clients;
  If deemed appropriate, adopt different policies for different types of clients if deemed to be in the best interest of such clients;
  Disclose to clients information about its proxy voting policies and procedures;
  Describe how the Firm handles conflicts of interest in the voting process;
  Disclose to clients how they may obtain information on how proxies were voted on their behalf; and
  Maintain records related to proxy voting.

Responsibility

The responsibilities of proxy voting for the Fund have been assigned to members of Persimmon’s investment team (which include the President and Chief Investment Officer). The investment team is responsible for ensuring that all proxy votes rendered on behalf of clients are in the best interests of those clients and to ensure that any conflicts of interest attendant to a proxy vote are mitigated and/or

A-1

fully disclosed to clients. The investment team uses a third-party proxy partner to evaluate proxy statements and recommend voting decisions.

Because the Fund is managed to mirror an index, proxy voting is not deemed to be a material factor in determining target security values. Nonetheless, Persimmon recognizes its fiduciary duty to consider client best interests throughout the voting process and will oversee its proxy partner’s activities accordingly. The CCO is responsible to ensure that Persimmon follows stated policies. The CCO retains all authority pertaining to complying with client proxy inquiries and the development and retention of proxy books and records. The CCO is responsible to respond to any client/investor inquiry as to how proxies were voted on their behalf, and for accurately describing the Firm’s proxy practices in Form ADV Part 2A.

Procedures

Glossary of Terms

  Non-Routine Proxy Proposals refer to proxy proposals that are to be considered on a case-by-case basis, proxy proposals that Advisor generally abstains from voting on, and proxy proposals that are not addressed by the Principles and Guidelines noted below.
  Routine Proxy Proposals refer to proxy proposals that Persimmon shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

Oversight of Proxy Partner

Persimmon relies upon the recommendations put forth by its proxy provider to vote proxies for the Fund. At least annually, the Firm conducts a formal review of the proxy provider to consider, among other things, the company’s capacity, and competency to adequately analyze proxy issues and to offer research in an impartial manner and in the best interests of shareholders. Conflicts identified during the review process are considered by the CCO in collaboration with the investment team to determine steps to be taken, if needed, to resolve the conflict (see more information about handling conflicts later in this procedure section).

Persimmon will consider the following factors when conducting an annual review of its proxy partner:

  The provider’s conflict of interest statements and conflict avoidance procedures.
  The capacity and competency of the provider, including reviewing staffing, personnel, and technology.
  Identify and evaluate the proxy advisory firm’s conflicts.
  Review and evaluate any updates from the provider regarding relevant business changes that may impact the provider’s capacity and competency to provide services.
  Evaluate information provided by the proxy provider related to the company’s sources of information and methodology, including how the provider considers additional information that may become available.
  Be mindful of those matters if and where the proxy provider’s policies don’t address how to vote on a particular matter (e.g., contested director election).
  Evaluate the adequacy of the proxy provider’s policies.
  Request and evaluate information from the proxy provider about any errors it has detected in its voting.
A-2

  Request and evaluate due diligence materials such as information security program, business continuity plan, SSAE 16 or other independent audit report, and other relevant, available materials.

Proxy Principles

Persimmon’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Persimmon will vote proxies in the best interests of the Fund and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Persimmon’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which the Firm votes. Persimmon will also act, in our best judgment, on behalf of the Fund on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings. Because the Fund does not engage in securities lending activities, Persimmon does not foresee any circumstance in which the Firm will not vote proxies unless instructed by Northern Lights to refrain from voting. Any such circumstance will be documented in the written records of the Firm.

Proxy Guidelines

  Routine Business Decisions and Director Related Proposals
    Advisor votes for:
i.	Name changes
ii.	Directors in uncontested elections
iii.	Elimination/limitation of directors’ liability
iv.	Indemnification of directors
v.	Reincorporation that is not a takeover defense
    Advisor considers on a case-by-case basis:
i.	Directors in contested elections
ii.	Approval of auditors.

  Corporate Governance
    Advisor votes for:
i.	Majority independent board
ii.	Audit, compensation & nominating committees that are comprised exclusively of independent directors
iii.	Minimum director share ownership
iv.	Separate offices of chairperson and CEO
v.	Limitation on number of other board seats
vi.	Confidential voting
vii.	Shareholders ’ ability to remove directors
viii.	Shareholder right to call special meetings
    Advisor votes against:
i.	Supermajority vote requirements
ii.	Limiting directors ’ tenure
iii.	Restrictions on shareholders to act by written consent
    Advisor considers on a case-by-case basis:
i.	Shareholder proposals
A-3

ii.	Dissident proxy battle

  Director and Executive Compensation
    Advisor votes for:
i.	Disclosure of executive compensation Advisor votes against:
ii.	Golden and tin parachutes
    Advisor considers on a case-by-case basis:
i.	Restricting executive compensation
ii.	Executive compensation plans
iii.	Establish/Increase share option plans for directors and executives

  Take-Over Defense
    Advisor votes against:
i.	Reincorporation to prevent takeover
ii.	Issue new class of common stock with unequal voting rights
iii.	Adoption of fair price amendments
iv.	Establish a classified (or “staggered”) board of directors
v.	Eliminating cumulative voting
vi.	Poison pills
vii.	Blank check preferred stock
viii.	Capital Structure
    Advisor votes for:
i.	Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).
ii.	Share repurchase programs (when all shareholders may participate on equal terms)
    Advisor votes against:
i.	Unequal voting rights, such as dual class of stock
ii.	Pre-emptive rights
    Advisor considers on a case-by-case basis:
i.	Increase preferred stock
ii.	Blank check preferred stock (not for takeover defense)
iii.	Restructuring plans

  Other Shareholder Value Issues
    Advisor votes for:
i.	Employee stock ownership plans (ESOPs)
ii.	Employee stock purchase plans
iii.	401(k) plans
    Advisor votes against:
i.	Greenmail
    Advisor considers on a case-by-case basis:
i.	Mergers and acquisitions
ii.	Spin-offs and asset sales

  Corporate, Social and Environmental Policy Proposals
A-4

    As noted above, Persimmon’s fiduciary responsibility is the maintenance and growth of our clients’ assets. Accordingly, the Firm will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

  Fund Requirements
    Persimmon serves as investment adviser to the Persimmon Long Short Fund under the Northern Lights Fund Trust III. The Fund invests in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Persimmon to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the CCO for future reference.

Procedures Specific to Mutual Funds

Advisor serves as investment adviser to certain investment companies under the Northern Lights Fund Trust III. This fund invests in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of the Advisor to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Conflicts of Interest

On occasion, a conflict of interest may arise regarding the outcome of certain proxy votes. In such cases, Persimmon is committed to resolving the conflict in the best interest of the Fund before voting the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Persimmon will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, Persimmon may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Persimmon will take any of the following courses of action to resolve the conflict:

  Disclose the conflict to the Fund and obtain consent before voting;
  Suggest that the Fund engage another party to determine how the proxy should be voted; or
  Vote according to the recommendation of an independent third party, such as a:
    proxy provider;
    research analyst;
    proxy voting department of a mutual fund or pension fund; or
A-5

    compliance consultant.

Mechanics of Voting

ISS receives an account-level reconciliation multi-feed from Union Bank for the Long Short and Long Short IB Pledge accounts at Union Bank. ISS reconciles this data feed against the positions that Union Bank reports to Broadridge. ISS receives share positions with the Broadridge ballots that are forwarded to them. ISS votes all shares per their outlined policies.

Form ADV Disclosure

The CCO reviews Persimmon’s Form ADV proxy voting disclosures each year prior to submitting the Firm’s annual amendment. Any changes related to the Firm’s proxy voting practices or regulatory requirements are properly disclosed. The CCO ensures that Form ADV disclosures include instructions to clients interested in receiving a complete copy of the Firm’s voting policies and procedures, or a record of how the Firm voting client proxies.

Proxy Voting Requests

Should Persimmon receive any requests from clients regarding proxy voting, the CCO will be notified and will subsequently run a report from the proxy provider’s system to satisfy the client inquiry. A copy of the information sent to the client will be retained in Persimmon’s books and records.

Obtaining More Information

The Fund may obtain a record of Persimmon’s proxy voting, free of charge, by calling 484-572-0500. A summary of these policies and procedures may also be found in Persimmon’s Form ADV, Part 2A, Item 17.

Record Retention

In accordance with Rule 204-2, the Firm maintains relevant proxy records, including the following:

  Proxy voting policies and procedures
  Proxy statements received regarding client securities
  Records of votes cast on behalf of clients
  Records of client requests for proxy voting information
  Proxy partner due diligence records
  Compliance testing records with regard to proxy voting practices
  Any other records prepared by the Firm that are material to a proxy voting decision or that memorialized a decision

In lieu of the Firm keeping its own copies of records, Rule 204-2 permits Persimmon to rely on proxy statements filed within the SEC’s EDGAR system and on proxy statements and records maintained with third parties. The Firm’s third-party proxy voting service is relied upon to retain proxy records (proxy statements and votes) and provides copies of documents to the Firm promptly upon request. All other records listed above are retained by Persimmon within its books and records.

Compliance Review and Testing

The CCO will review these policies and procedures annually as part of the annual compliance program review. Furthermore, the CCO will annually review the Fund’s Statement of Additional Information to ensure consistency with these stated policies and procedures. The CCO or his designee will test a sample of proxy votes at least annually. The test will consist of reconciling the Fund’s securities holdings

A-6

to actual shares voted to ensure that all eligible shares were actually voted and confirming that all votes were cast in accordance with Persimmon’s stated Principles and Guidelines as noted herein. See Compliance Proxy Testing Form below.

A-7

COMPLIANCE PROXY TESTING FORM

Testing Date:

Time Period Covered:

Task: Compliance will select 7 proxy votes during the period to ensure that all proxy votes have been cast (by matching to the securities count on record) in accordance with stated Principles and Guidelines.

Tested by:

Compliance Approval:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

Issuer:

Total number of proxies available for voting:

Were all proxies voted? Yes [_] No [_]

Were all proxies voted in accordance with Persimmon’s policy Principles and Guidelines? Yes [_] No [_]

Comments:

A-8

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a) Articles of Incorporation.

(i) Registrant's Amended Agreement and Declaration of Trust, dated May 30, 2019 as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(ii) Certificate of Trust, which was filed as an exhibit to the Registrant's Registration Statement on Form N-1A on December 30, 2011, is incorporated by reference.

(b) By-Laws. Registrant's By-Laws as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(ii) Investment Advisory Agreement between Persimmon Capital Management, LP, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on December 17, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 23, and hereby incorporated by reference.

(ii)(a) Amendment to the Investment Advisory Agreement between Persimmon Capital Management, LP and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(ii)(b) Amendment to the Investment Advisory Agreement between Persimmon Capital Management, LP and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(iii) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core US Fund as previously filed on December 26, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 24, and hereby incorporated by reference.

(iii)(a) Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core US Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(iii)(b) Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core US Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(iv) Investment Advisory Agreement between Gratus Capital, LLC and Registrant, with respect to the Marathon Value Portfolio as previously filed on January 18, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 314, and hereby incorporated by reference.

(iv) (a) Interim Investment Advisory Agreement between Gratus Capital, LLC and Registrant, with respect to the Marathon Value Portfolio as previously filed on January 8, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 313, and hereby incorporated by reference.

(v) Investment Advisory Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Sherman Tactical Allocation Fund as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(vi) Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(vi)(a) First Amendment to the Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(vii) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on September 23, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.

(vii)(a) Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(viii) Investment Advisory Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(ix) Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(x)(a) Amendment to the Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund as previously filed on February 26, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 236, and hereby incorporated by reference.

(xi) Investment Advisory Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on February 10, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(xi)(a) First Amendment to the Investment Advisory Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on July 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(xii) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed Global Sectors Fund as previously filed on April 25, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(xii) (a) Second Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant with respect to Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund as previously filed on July 28, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(xii) (b) Third Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant with respect to Newfound Risk Managed Global Sectors Fund as previously filed on April 25, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xiii) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xiii)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xiv) Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113 under the 1940 Act, and hereby incorporated by reference.

(xiv)(a) Amendment to the Investment Advisory Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(xv) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Multi-Asset Income Fund as previously filed on September 3, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 130, and hereby incorporated by reference.

(xv)(a) Third Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant with respect to Newfound Multi-Asset Income Fund as previously filed on July 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(xv)(b) Fourth Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant with respect to Newfound Multi-Asset Income Fund as previously filed on October 26, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 352, and hereby incorporated by reference.

(xvi) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xvii) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xvii)(a) Amendment to the Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xviii) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xviii)(a) Amendment to the Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xix) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xx) Investment Advisory Agreement between Ascendant Capital Management, LLC and Registrant, with respect to ACM Dynamic Opportunity Fund, as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xxi) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund, as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xxii) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund, as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(xxii)(a) First Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xxii)(b) Second Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund as previously filed on April 25, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xxiii) Investment Advisory Agreement between Good Harbor Financial LLC and Registrant with respect to the Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xxiv) Investment Advisory Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Sherman Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xxv) Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xxvi) Interim Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on July 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(xxvii) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xxvii)(a) Amendment to the Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(xxviii) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxix) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxx) Investment Advisory Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Short Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxxi) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxxi)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc. and the Registrant with respect to the HCM Income Plus Fund as previously filed on July 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(xxxii) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Long-Short Equity Fund as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(xxxiii) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxxiv) Investment Advisory Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle TrendRating Innovative Equity Fund and Pinnacle Dynamic Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 365, and hereby incorporated by reference.

(xxxv) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxxvi) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Growth Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xxxvii) Investment Advisory Agreement between Ascendant Capital Management, LLC and Registrant, with respect to ACM Tactical Income Fund as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(xxxviii) Investment Advisory Agreement between Howard Capital Management, Inc., and Registrant with respect to the HCM Defender 100 Index ETF and HCM Defender 500 Index ETF as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxxix) Investment Advisory Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the CP High Yield Trend ETF as previously filed on December 4, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(e) Underwriting Contracts.

(i) Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(ii) ETF Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i) Custody Agreement between the Registrant and The Huntington National Bank as previously filed on August 28, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Custody Agreement between the Registrant and Union Bank, N.A. as previously filed on August 28, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(iii) Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on February 10, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(iii)(a) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113 under the 1940 Act, and hereby incorporated by reference.

(iv) Custody Agreement between the Registrant and First National Bank of Omaha as previously filed on October 14, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 139, and hereby incorporated by reference.

(v) Custody Agreement between the Registrant and Fifth Third Bank as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(vi) Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(h) Other Material Contracts.

(i) Fund Services Agreement as previously filed on April 9, 2012 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Expense Limitation Agreement between Swan Capital Management, Inc. and the Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(iii) Expense Limitation Agreement between Persimmon Capital Management, LP, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on December 17, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 23, and hereby incorporated by reference.

(iii)(a) Amendment to the Expense Limitation Agreement between Persimmon Capital Management, LP, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(iii)(b) Amendment to the Expense Limitation Agreement between Persimmon Capital Management, LP, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(iv) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core U.S. Fund as previously filed on December 26, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 24, and hereby incorporated by reference.

(iv)(a) Amendment to the Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Core U.S. Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(v) Expense Limitation Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Sherman Tactical Allocation Fund as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(vi) Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(vi)(a) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on April 28, 2015 to the Registrant’s Registration Statement in Post-Effective No. 163, and hereby incorporated by reference.

(vi)(b) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(vii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on September 23, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.

(vii)(a) Amendment to the Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Real Asset Opportunities Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(viii) Expense Limitation Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(ix) Expense Limitation Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Absolute Equity Fund and RESQ Absolute Income Fund as previously filed on January 8, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 313, and hereby incorporated by reference.

(x) Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on February 27, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(x)(a) First Amendment to the Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund, as previously filed on July 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(xi) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed Global Sectors Fund as previously filed on April 25, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(xii) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on May 15, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 113 under the 1940 Act, and hereby incorporated by reference.

(xii)(a) First Amendment to the Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Good Harbor Tactical Select Fund as previously filed on January 22, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 379, and hereby incorporated by reference.

(xiii) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Multi-Asset Income Fund as previously filed on September 3, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 130, and hereby incorporated by reference.

(xiv) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Tactical Growth Fund as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xv) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xvi) Expense Limitation Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xvii) Expense Limitation Agreement between Ascendant Capital Management, LLC and Registrant, with respect to the ACM Dynamic Opportunity Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xviii) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xviii)(a) First Amendment to the Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund as previously filed on April 25, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xix) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Newfound Risk Managed U.S. Sectors Fund as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xx) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Thomson Reuters Venture Capital Index Fund as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxi) Expense Limitation Agreement between Good Harbor Financial, LLC and Registrant, with respect to the Leland Thomson Reuters Private Equity Index Fund as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxii) Expense Limitation Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Sherman Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xxiii) Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on October 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(xxiv) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xxv) Consulting Services Agreement between Registrant and Northern Lights Compliance Services, LLC, as previously filed on July 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 177, and hereby incorporated by reference.

(xxvi) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant with respect of the Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxvii) Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxvii)(a) First Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xxvii)(b) Second Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on October 29, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.

(xxvii)(c) Third Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on February 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 401, and hereby incorporated by reference.

(xxviii) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxix) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Long-Short Equity Fund as previously filed on July 14, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(xxx) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxxi) Expense Limitation Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle TrendRating Innovative Equity Fund and Pinnacle Dynamic Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 365, and hereby incorporated by reference.

(xxxii) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on November 2, 2018 to the Registrant's Registration Statement in Post-Effective Amendment No. 356, and hereby incorporated by reference.

(xxxiii) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant, with respect to Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxxiv) Expense Limitation Agreement between Ascendant Capital Management, LLC and Registrant, with respect to the ACM Tactical Income Fund as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(xxxv) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Income Plus Fund as previously field on July 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 414, and hereby incorporated by reference.

(xxxvi) ETF Fund Services Agreement between Registrant and Gemini Fund Services, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxxvii) Expense Limitation Agreement between Counterpoint Mutual Funds, LLC and Registrant, with respect to the CP High Yield Trend ETF as previously filed on December 4, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference..

(i) Legal Consent is filed herewith.

(j) Other Opinions. Consent of the Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(i)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(ii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(ii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class N Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(iv) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for No-Load Shares as previously filed on August 19, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Non-Designated Class as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(vi) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R Shares as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(vi)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(vii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A1 as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(ix) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for ETF Shares

ETF as previously filed on December 4, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(n)       (i) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(i)(a) Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(o) Reserved.

(p) Code of Ethics.

(i) Code of Ethics for the Trust as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(ii) Code of Ethics for Northern Lights Distributors, LLC as previously filed on October 26, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 352, and hereby incorporated by reference.

(iii) Code of Ethics of Swan Capital Management, Inc. as previously filed on June 8, 2012 to the Registrant's Registration Statement in Post-Effective Amendment No. 4, and hereby incorporated by reference.

(iv) Code of Ethics of Persimmon Capital Management LP as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(v) Code of Ethics of Good Harbor Financial, LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(vi) Code of Ethics of Pinnacle Family Advisors, LLC as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(vii) Code of Ethics of Stonebridge Capital Advisors, LLC as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(viii) Code of Ethics of First Associated Investment Advisors, Inc. as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

 (ix) Code of Ethics of RESQ Investment Partners, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(x) Code of Ethics of Horizon Capital Management, Inc. as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(xi) Code of Ethics of Newfound Research LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(xii) Code of Ethics of Howard Capital Management, Inc. as previously filed on July 26, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(xiii) Code of Ethics of Counterpoint Mutual Funds, LLC as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(xiv) Code of Ethics of Ascendant Capital Management, LLC as previously filed on January 13, 2015 to the Registrant's Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xv) Code of Ethics of Swan Global Management, LLC as previously filed on January 22, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 221, and hereby incorporated by reference.

(xvi) Code of Ethics of Absolute Capital Management, LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(xvii) Code of Ethics of Boyd Watterson Asset Management, LLC ETF as previously filed on December 4, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(xviii) Code of Ethics for Gratus Capital, LLC ETF as previously filed on December 4, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(q) Powers of Attorney.

(i) Power of Attorney for the Trust, and a certificate with respect thereto, and each executive officer, as previously filed on May 30, 2013 to the Registration Statement in Post-Effective Amendment No. 53, and hereby incorporated by reference.

(ii) Power of Attorney for each trustee as previously filed on February 26, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 159, and hereby incorporated by reference.

(iii) Power of Attorney for the Trust, and a certificate with respect thereto, for Brian Curley as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(iv) Power of Attorney for the Trust, and a certificate with respect thereto, and each executive officer, as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates.  Insurance carried by the Trust provides indemnification of the Trustees and officers.  The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,  (ii) the breach of any representations, warranties or obligations set forth in the Underwriting Agreement, (iii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iv) the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (v) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (vi) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vii) reasonable actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust , its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

The Registrant maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser's discharge of its obligations under the agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which the agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of the agreement; PROVIDED, that nothing contained in the agreement shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser's duties, or by reason of the adviser's reckless disregard of its obligations and duties under the agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.  Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

 Item 31. Activities of Investment Advisor and Sub-Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned "Investment Advisor" and to the section of the respective Statement of Additional Information captioned "Investment Advisory and Other Services." The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the Securities and Exchange Commission ("SEC"). Each Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Swan Capital Management, LLC the Advisor of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund – File No. 801-76701.

Swan Global Management, LLC, a Sub-Adviser of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund – File No. 801-80552.

Persimmon Capital Management, LP, the Adviser of the Persimmon Long/Short Fund – File No. 801-56210.

Good Harbor Financial, LLC, the Adviser of the Good Harbor Tactical Select Fund, Good Harbor Tactical Core US Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund – File No. 801-71064.

Gratus Capital, LLC, the Adviser of the Marathon Value Portfolio – File No. 801-40286.

Pinnacle Family Advisors, LLC, the Adviser of the Pinnacle Sherman Tactical Allocation Fund, Pinnacle Sherman Multi-Strategy Core Fund, Pinnacle TrendRating Innovative Equity Fund and Pinnacle Dynamic Growth Fund – File No. 801-78013.

Stonebridge Capital Advisors, LLC, the Adviser of The Covered Bridge Fund– File No. 801-53760.

First Associated Investment Advisors, the Adviser of The Teberg Fund – File No. 801-60972.

RESQ Investment Partners, LLC, the Adviser of the RESQ Absolute Equity Fund and RESQ Absolute Income Fund – File No. 801-78822.

Horizon Capital Management, Inc., the Adviser of the Issachar Fund – File No. 801-26038.

Newfound Research LLC the Adviser of the Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund – File No. 801-73042.

Howard Capital Management, Inc. the Adviser of the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, HCM Income Plus Fund, HCM Defender 500 Index ETF and HCM Defender 100 Index ETF – File No. 801-69763.

Counterpoint Mutual Funds, LLC the Adviser of the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Long-Short Equity Fund and Counterpoint Tactical Municipal Fund – File No. 801-80197.

Ascendant Capital Management, LLC the Adviser of ACM Dynamic Opportunity Fund and ACM Tactical Income Fund – File No. 801-80770.

Absolute Capital Management, LLC the Adviser of Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund – File No. 801-61336.

Boyd Watterson Asset Management, LLC the Adviser of Boyd Watterson Limited Duration Enhanced Income Fund – File No. 801-57468.

Item 32. Principal Underwriter.

(a) NLD is the principal underwriter for all series of Northern Lights Fund Trust III. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust, Miller Investment Trust, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Gemini Fund Services, LLC. To the best of the Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
William J. Strait	President, Secretary, General Counsel and Manager	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Stephen Preston	Financial Operations Principal	None
David Young	Manager	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Swan Capital Management, LLC 1099 Main Ave., Ste. 260, Durango, CO 81301, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund.

Persimmon Capital Management, LP, 1777 Sentry Parkway, Gwynedd Hall, Suite 102, Blue Bell, PA 19422 pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

Good Harbor Financial, LLC, 330 East Main Street, Third Floor, Barrington, IL 60010, pursuant to the Advisory Agreements with Trust, maintains all records required pursuant to such agreement with respect to the Good Harbor Tactical Select Fund, Good Harbor Tactical Core US Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Index Fund.

Gratus Capital, LLC, 3350 Riverwood Parkway, Suite 1550, Atlanta, GA, 30339 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Marathon Value Portfolio.

Pinnacle Family Advisors, LLC, 620 W. Republic Road, Suite 104, Springfield, MO 65810 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Pinnacle Sherman Tactical Allocation Fund, Pinnacle Sherman Multi-Strategy Core Fund, Pinnacle TrendRating Innovative Equity Fund and Pinnacle Dynamic Growth Fund.

Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, MN 55114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to The Covered Bridge Fund.

First Associated Investment Advisors, Inc., 5161 Miller Trunk Highway Duluth, MN 55811 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to The Teberg Fund.

RESQ Investment Partners, LLC 9383 East Bahia Drive, Suite 120, Scottsdale, AZ 85260 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund.

Horizon Capital Management, Inc. 106 Valerie Drive, Lafayette, LA 70508 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Issachar Fund.

Newfound Research LLC, 425 Boylston Street, Third Floor, Boston, MA 02116 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund.

Howard Capital Management, Inc., 1145 Hembree Road, Rosewell, GA 30076 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, HCM Income Plus Fund, HCM Defender 500 Index ETF and HCM Defender 100 Index ETF.

Counterpoint Mutual Funds, LLC 12760 High Bluff Drive, Suite 280, San Diego, CA 92130 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Long-Short Equity Fund and Counterpoint Tactical Municipal Fund.

Ascendant Capital Management, LLC 10866 Wilshire Blvd., Suite 1600, Los Angeles, CA 90024 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the ACM Dynamic Opportunity Fund and ACM Tactical Income Fund.

Swan Global Management, LLC 41 Shell Castle, Humacao, PR 00791 pursuant to the Sub-Advisory Agreement with Swan Capital Management, Inc., maintains all records required pursuant to such agreement with respect to the Swan Defined Risk, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Developed Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund.

Absolute Capital Management, LLC 101 Pennsylvania Boulevard, Pittsburgh, PA 15228 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund.

Boyd Watterson Asset Management, LLC 1301 East 9th Street, Suite 2900, Cleveland, OH 44114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Boyd Watterson Limited Duration Enhanced Income Fund.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hauppauge, and State of New York, on the 28th day of January, 2020.

Northern Lights Fund Trust III

By: /s/ Richard Malinowski

Richard Malinowski, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Northern Lights Fund Trust III

Name	Title
/s/ Richard Malinowski	President
Brian Curley*	Treasurer
James U. Jensen*	Independent Trustee
Patricia Luscombe*	Independent Trustee
John V. Palancia*	Independent Trustee
Mark H. Taylor*	Independent Trustee
Jeffery D. Young*	Independent Trustee

*By:	Date:
/s/ Eric D. Kane	January 28, 2020
Eric D. Kane, Esq.

*Attorney-in-Fact – Pursuant to Powers of Attorney as previously filed February 26, 2015, June 17, 2016 and October 25, 2017.

EXHIBIT INDEX

Exhibit	Exhibit No.
Legal Consent	(i)
Consent of the Independent Registered Public Accounting Firm	(j)